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                                                                  EXHIBIT 10.12



                             SUBSCRIPTION AGREEMENT
                             FOR ACCREDITED INVESTOR
                            (NON-EMPLOYEE PURCHASER)

         This SUBSCRIPTION AGREEMENT (this "AGREEMENT"), dated as of June 14, 2000, is entered into by and among Cherokee International, LLC, a California limited liability company (the "COMPANY"), and the person or entity whose name appears on the signature page attached hereto (such person or entity being referred to herein as the "PURCHASER").

         The Management Committee of the Company (the "MANAGEMENT COMMITTEE") has determined that the Purchaser is to be granted the right to purchase the number and class of the Company's units indicated on the signature page attached hereto (the "UNITS"), on the terms and conditions set forth herein, and hereby grants such right.

         1. PURCHASE AND SALE OF SECURITIES.

            (a) PURCHASE AND SALE. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby irrevocably agrees to subscribe for and purchase from the Company, that number and class of Units set forth below the name of the Purchaser on the signature page attached hereto (the "PURCHASE COMMITMENT"). The purchase price per Unit as set forth on the signature page attached hereto. The obligations of the Purchaser hereunder shall be complete and binding upon the execution and delivery hereof.

            (b) THE CLOSING. The closing of the purchase and sale of the Units contemplated by this Agreement (the "CLOSING") shall take place at 2841 Dow Avenue, Tustin, California at 10:00 a.m. on the date hereof (the "CLOSING DATE"). At the Closing, the Company shall deliver to the Purchaser certificates evidencing the Units purchased by the Purchaser and the Purchaser shall deliver an amount equal to the Purchase Commitment by check payable in next day funds or by wire transfer of same day funds.


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         2. REPRESENTATIONS OF THE PURCHASER. The Purchaser represents and warrants to the Company as follows:

            (a) AUTHORITY. The Purchaser has the legal capacity and authority to execute, deliver and perform its obligations under this Agreement.

            (b) BINDING OBLIGATION. This Agreement and the Second Amended and Restated Operating Agreement, as amended (the "OPERATING AGREEMENT"), are legal, valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) RECEIPT OF INFORMATION. The Purchaser has received and reviewed this Agreement, the Operating Agreement and all such information as he or she deems necessary and appropriate to enable him or her to evaluate the financial risk inherent in making an investment in the Units, has had access to officers and other representatives of the Company and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

            (d) INVESTMENT REPRESENTATIONS.

                                    (i) The Purchaser is acquiring the Units
                  purchased hereunder with his or her own funds for investment, for his or her own account, and not with a view to the sale or distribution of all or any part thereof in any transaction that would be in violation of the securities laws of the United States, and he or she has no present intention of selling, transferring or otherwise distributing any of the Units. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person, firm, entity or corporation to sell, transfer or otherwise distribute any Units to such person, firm, entity or corporation.

                                    (ii) The Purchaser understands that the
                  Units purchased hereunder will not be registered under the United States

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                  Securities Act of 1933, as amended (the "ACT"), in part based upon an exemption from registration predicated on the accuracy and completeness of his or her representations and warranties appearing herein. The Purchaser understands and acknowledges that, as a result, he or she will not be permitted to sell, transfer or assign any of the Units acquired hereunder until such Units are registered or an exemption from the registration and prospectus delivery requirements of the Act is available. The Purchaser acknowledges that there is no assurance that such an exemption from registration will ever be available or that the Units will ever be able to be sold.

                                    (iii) The Purchaser agrees that in no event
                  will he or she make a disposition of any Units or any interest therein, unless such disposition is in compliance with the Operating Agreement.

                                    (iv) The Purchaser does not require the
                  assistance of an investment advisor or other purchaser representative to participate in the transactions contemplated by this Agreement; has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his or her investment in the Company; has the ability to bear the economic risks of its investment for an indefinite period of time; can afford the complete loss of its investment; and recognizes that an investment in the Units involves substantial risk. The Purchaser is an "Accredited Investor," as such term is defined in Rule 501 of Regulation D promulgated under the Act.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser as follows:

            (a) ORGANIZATION, AUTHORITY, ETC. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California and has all requisite limited liability company power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted. The Company has all requisite limited liability company power and authority to enter into this Agreement, to issue the Units and to perform its obligations hereunder.

            (b) ACTS AND PROCEEDINGS. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly and validly authorized, and all necessary company action has been taken to make this Agreement a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect

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relating to creditors' rights generally and to general principles of equity
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) VALID ISSUANCE. When issued and paid for by the Purchaser, as provided for herein, the Units purchased hereunder will be duly and validly issued.

         4. CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The Purchaser's obligation to purchase and pay for the Purchaser's Purchase Commitment at the Closing is subject to the fulfillment (or waiver by the Purchaser), prior to or at the time of the Closing, of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 hereof shall be true and correct in all material respects when made and at the time of the Closing.

            (b) PERFORMANCE. The Company shall have duly performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.

         5. CONDITIONS TO OBLIGATIONS OF COMPANY. The obligations of the Company to issue and sell the Units to be purchased by the Purchaser at the Closing are subject to the fulfillment (or waiver by the Company), prior to or at the time of the Closing, of the following conditions:

            (a) OPERATING AGREEMENT. The Purchaser shall have agreed in a writing acceptable to the Company to be bound by the Operating Agreement.

            (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Purchaser in Section 2 hereof shall be true and correct in all material respects when made and at the time of the Closing.

            (c) PERFORMANCE. The Purchaser shall have duly performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the Purchaser prior to or at the Closing.

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         6. LEGENDS. All certificates evidencing the Units purchased and sold hereunder shall bear substantially the following legend:

            (a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS THEREFROM. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND THE REGULATIONS PROMULGATED PURSUANT THERETO (UNLESS EXEMPT THEREFROM) AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND REGULATIONS.

            (b) THE MEMBERSHIP UNITS/INTERESTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THAT CERTAIN PLEDGE AGREEMENT BETWEEN THE ORIGINAL PURCHASER OF THE UNITS AND HELLER FINANCIAL, INC., AS AGENT FOR CERTAIN LENDERS, INCLUDING, WITHOUT LIMITATION, LIMITATIONS ON THE RIGHTS/ABILITY OF ANY HOLDER (INCLUDING ANY SUCCESSOR HOLDER) HEREOF TO VOTE, SELL, PLEDGE HYPOTHECATE OR OTHERWISE TRANSFER THE MEMBERSHIP UNITS/INTERESTS REPRESENTED BY THIS CERTIFICATE, AND TO VOTE AND/OR RECEIVE DISTRIBUTIONS WITH RESPECT TO THE MEMBERSHIP UNITS/INTERESTS REPRESENTED BY THIS CERTIFICATE, AND REFERENCE IS HEREBY MADE TO SUCH PLEDGE AGREEMENT FOR A FULL STATEMENT OF SUCH TERMS. A COPY OF THE PLEDGE AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF AT NO COST UPON WRITTEN REQUEST.

            (c) THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FURTHER RESTRICTIONS ON TRANSFER, ALL AS SET FORTH IN SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF THE COMPANY, AS AMENDED, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

            (d) THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE SECURITIES GOVERNED BY ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF


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CALIFORNIA AS PROVIDED PURSUANT TO SECTION 8-103 THEREOF.

            (e) Any legend required to be placed thereon by any applicable state, foreign, provincial or local securities law.

         7. MISCELLANEOUS.

            (a) AMENDMENT. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

            (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, air courier, or facsimile:

                                    (i) If to the Purchaser, addressed to it at
                  the address set forth on the signature page attached hereto, or at such other address as the Purchaser may specify by written notice to the Company; or

                                    (ii) If to the Company:

                           Cherokee International, LLC
                           2841 Dow Avenue
                           Tustin, California  92780
                           Facsimile No:  (714) 508-5888
                           Attn:  Rita Patel

                  with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           300 South Grand Avenue, Suite 3400
                           Los Angeles, CA  90071
                           Facsimile No:  (213) 687-5600
                           Attn:  Jeffrey H. Cohen

                  and

                           GFI Energy Ventures LLC
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                           11611 San Vicente Blvd., Suite 710
                           Los Angeles, CA  90049
                           Facsimile No:  (310) 442-0540
                           Attn:  Ian Schapiro

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being timely dispatched, delivery prepaid, if by overnight air courier; and when receipt acknowledged, if sent by facsimile transmission. Any of the above addresses may be changed by notice made in accordance with this subsection.

            (c) SUCCESSORS AND ASSIGNS. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, including the Purchaser's estate, successors and beneficiaries; PROVIDED, HOWEVER, that this Agreement may not be assigned by the Purchaser without the prior written consent of the Company.

            (d) HEADINGS. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

            (e) APPLICABLE LAW; FORUM SELECTION. This Agreement is governed by and shall be construed in accordance with the laws of the State of California. By executing this Agreement, each party hereto submits to the jurisdiction of the courts of California for purposes of adjudicating its rights or the rights of the other parties with respect to this Agreement. Each party hereto hereby irrevocably waives, to the extent permitted by applicable law, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement. Each party hereby agrees to accept, at the address referred to in Section 7(b) hereof, service of process in any legal action or proceeding instituted by any party in the courts of California with respect to this Agreement.

            (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (g) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement, and are intended to


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be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed as of the date first above written.

                                     CHEROKEE INTERNATIONAL, LLC



                                     By:  /s/ Ganpat I. Patel
                                        -----------------------------
                                     Name: Ganpat I. Patel
                                     Title: President


                                     PURCHASER:

                                     CHEROKEE INVESTOR PARTNERS, LLC


                                     By:  /s/ Ian Schapiro
                                        -----------------------------
                                     Name: Ian Schapiro
                                     Title: President

                                                  Address:



                                                  Telephone:
                                                  Facsimile:


                                                              Purchase Price
                                     Number of Class A Units  Per Class A Unit

                                     23,306                   $7.14



                                                               Purchase Price
                                     Number of Class B Units   Per Class B Unit

                                     2,884,162                $5.71